SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 10, 2018

Booking Holdings Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-36691	06-1528493
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Connecticut Avenue, Norwalk, Connecticut	06854
(Address of principal office)	(zip code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425

☐            Soliciting material pursuant to Rule 14a-12  under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4c  under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.    Regulation FD Disclosure

On April 10, 2018, Booking.com, a subsidiary of Booking Holdings Inc. (the “Company”), issued a press release disclosing the number of “Reported Listings” for its homes, apartments and other unique places to stay (alternative accommodation properties). The press release is being furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference. Reported Listings refers to the total number of individually bookable units at that property as reported to us by the property, whether or not those units are all available for booking on Booking.com at a given point in time. For example, a hotel with 100 individually bookable rooms would represent one property and 100 Reported Listings (or rooms potentially available for booking), while a 5-bedroom vacation home that is bookable as a single unit would represent one property and one Reported Listing.

In its Form 10-K filed February 27, 2018, the Company disclosed Booking.com's two new property categories of “hotels, motels and resorts” (also referred to as traditional accommodations) and “homes, apartments and other unique places to stay” (also referred to as alternative accommodations). Going forward, the Company expects to provide Reported Listings based on the two property categories and will, from time to time, update the count of properties in each category.

The information furnished herewith pursuant to this Item 7.01 of this Current Report shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.           Financial Statements and Exhibits

(d)    Exhibits

Exhibit

99.1Press release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOOKING HOLDINGS INC.

By:	/s/ Peter J. Millones
	Name:	Peter J. Millones
	Title:	Executive Vice President, General Counsel and Secretary

Date:  April 10, 2018

EXHIBIT INDEX

Exhibit

99.1Press release.